FORM 10f-3	FUND:  	UBS PACE Intermediate Fixed Income Investments
Adviser or Sub-Adviser:	Blackrock
1.	Issuer:  Anheuser-Busch 4.7% 4/15/12

2.	Date of Purchase:  4/19/04

3.  	Date offering commenced:  4/19/04

4.	Underwriters from whom purchased:   JP Morgan Securities

5. Affiliated Underwriter managing or participating in syndicate: UBS Warburg

6.	Aggregate principal amount or number of shares
	purchased:  $355,000

7.	Aggregate principal amount or total number of shares
	of offering:  $250,000,000

8.	Purchase price (net of fees and expenses):  99.935

9.	Initial public offering price:  99.935

10.	Commission, spread or profit:  0.625%	           $______

11.  Have the following conditions been satisfied?  	YES  	NO
a.	The securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the public.
							x
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
							x
c. The securities were purchased at a price not more than the price paid by each other purchaser in the offering.
							x
d.   The underwriting was a firm commitment underwriting.

							x
e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
							x
f. The issuer of the securities and any predecessor has been in continuous operations for not less than three years.
							x
g     The amount of such securities purchased by the Fund and all investment companies advised by UBS Global AM or the Funds Sub-Adviser, if applicable, did not exceed 25% of the principal amount of the offering sold.
							x
h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sales.
							X
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.



Approved:  /s/ Spencer Fleming		Date: May 21, 2004

Print Name:  Spencer Fleming


FORM 10f-3	FUND:  	UBS PACE Intermediate Fixed Income Investments
Adviser or Sub-Adviser:	Blackrock
1.	Issuer:  Encana Holdings Finance Corp. 5.80% 5/1/14

2.	Date of Purchase:  5/10/2004

3.  	Date offering commenced:  5/13/2004

4.	Underwriters from whom purchased:   Morgan Stanley & Co.

5.	"Affiliated Underwriter" managing or participating in
	syndicate:  UBS Securities LLC

6.	Aggregate principal amount or number of shares
	purchased:  $270,000

7.	Aggregate principal amount or total number of shares of
	offering: $1,000,000,000

8.	Purchase price (net of fees and expenses):  99.796

9.	Initial public offering price:  99.796

10.	Commission, spread or profit:  0.400%

11.  Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public.
							x
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
							x
c.The securities were purchased at a price not more than the price paid by each other purchaser in the offering.
							x
d.The underwriting was a firm commitment underwriting.

							X
e.    The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
							x
f. The issuer of the securities and any predecessor has been in continuous operations for not less than three years.
							x
g     The amount of such securities purchased by the Fund and all investment companies advised by UBS Global AM or the Funds Sub-Adviser, if applicable, did not exceed 25% of the principal amount of the offering sold.
							x
h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sales.
							x

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.



Approved:  /s/ Spencer Fleming		Date:6/9/04

Print Name:  Spencer Fleming


FORM 10f-3	FUND:  	UBS PACE Intermediate Fixed Income Investments
Adviser or Sub-Adviser:	Blackrock
1.	Issuer:  GMAC 5.625% 5/15/09

2.	Date of Purchase:  5/18/04

3.  	Date offering commenced:  5/18/04

4.	Underwriters from whom purchased:   JP Morgan Securities Inc.

5.	"Affiliated Underwriter" managing or participating in
	syndicate:  UBS Securities LLC

6.	Aggregate principal amount or number of shares purchased:  $725,000

7.	Aggregate principal amount or total number of shares of
	offering:  $1,500,000,000

8.	Purchase price (net of fees and expenses):  99.434

9.	Initial public offering price:  99.434

10.	Commission, spread or profit:  0.225%	$_____

11.  Have the following conditions been satisfied?	YES	NO
a.	The securities are part of an issue registered under the Securities
Act of 1933 that is being offered to the public.
							x
b.    The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
							x
c.    The securities were purchased at a price not more than the price paid by each other purchaser in the offering.
							x
d.   The underwriting was a firm commitment underwriting.
							x
e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
							x
f. The issuer of the securities and any predecessor have been in continuous operations for not less than three years.
							x
g     The amount of such securities purchased by the Fund and all investment companies advised by Brinson Advisors or the Funds Sub-Adviser, if applicable, did not exceed 25% of the principal amount of the offering sold.
							x
h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sales.
							x
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.

Approved:  /s/ Spencer Fleming			Date:  	June 9, 2004
Print  Name:  Spencer Fleming

FORM 10f-3	FUND:  	UBS PACE Intermediate Fixed Income Investments
Adviser or Sub-Adviser:	Blackrock
1.	Issuer:  Allstate Financial Global Funding 4.5% 5/29/09

2.	Date of Purchase:  5/20/04

3.	Date offering commenced:  5/27/04

4.	Underwriters from whom purchased:   Merrill Lynch & Co.

5.	"Affiliated Underwriter" managing or participating in
	syndicate:  UBS Securities LLC

6.	Aggregate principal amount or number of shares
	purchased:  $550,000

7.	Aggregate principal amount or total number of shares of
	offering:  $500,000,000

8.	Purchase price (net of fees and expenses):  99.796

9.	Initial public offering price:  99.796

10.	Commission, spread or profit: 0.350%	$____

11.  Have the following conditions been satisfied?	YES	NO
a.	The securities are part of an issue registered under the Securities
Act of 1933 that is being offered to the public.
							x
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
							x
c. The securities were purchased at a price not more than the price paid by each other purchaser in the offering.
							x
d.   The underwriting was a firm commitment underwriting.

							X
e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
							x
f. The issuer of the securities and any predecessor has been in continuous operations for not less than three years.
							x
g     The amount of such securities purchased by the Fund and all investment companies advised by UBS Global AM or the Funds Sub-Adviser, if applicable, did not exceed 25% of the principal amount of the offering sold.
							x
h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sales.
							x

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.



Approved:  /s/ Spencer Fleming		Date: June 9, 2004

Print Name:  Spencer Fleming


FORM 10f-3	FUND:  	UBS PACE Intermediate Fixed Income Investments
Adviser or Sub-Adviser:	Blackrock
1.	Issuer:  Pulte Homes Inc. 4.875% 7/15/09

2.	Date of Purchase:  7/06/2004

3.  	Date offering commenced:  7/06/2004

4.	Underwriters from whom purchased:  JP Morgan Securities Inc.

5.	"Affiliated Underwriter" managing or participating in
	syndicate:  UBS Securities LLC

6.	Aggregate principal amount or number of shares purchased: $450,000

7.	Aggregate principal amount or total number of shares of
	offering:  $400,000,000

8.	Purchase price (net of fees and expenses):  99.74

9.	Initial public offering price:  99.74

10          Commission, spread or profit:  0.600%

11.  Have the following conditions been satisfied?	YES	NO
a.	The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public.
							x
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
							x
c. The securities were purchased at a price not more than the price paid by each other purchaser in the offering.
							x
d.   The underwriting was a firm commitment underwriting.
							X
e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
							x
f. The issuer of the securities and any predecessor has been in continuous operations for not less than three years.
							x
g     The amount of such securities purchased by the Fund and all investment companies advised by UBS Global AM or the Funds Sub-Adviser, if applicable, did not exceed 25% of the principal amount of the offering sold.
							x
h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sales.
							x
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and itsaffiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.

Approved:  /s/ Chris Lewis			Date:  	8/24/04
Print Name:  Chris Lewis

FORM 10f-3	FUND:  	UBS PACE Intermediate Fixed Income Investments
Adviser or Sub-Adviser:	Blackrock
1.	Issuer:  May Department Stores

2.	Date of Purchase:  7/13/2004

3.	Date offering commenced:  7/13/2004

4.	Underwriters from whom purchased:  Morgan Stanley & Co.

5.	"Affiliated Underwriter" managing or participating in
	syndicate:  UBS Securities LLC

6.	Aggregate principal amount or number of shares purchased: $685,000

7.	Aggregate principal amount or total number of shares of
	offering:  $600,000,000

8.	Purchase price (net of fees and expenses):  99.974

9.	Initial public offering price:  99.974

10.	Commission, spread or profit:   0.910%

11.  Have the following conditions been satisfied?	YES	NO
a.	The securities are part of an issue registered under the Securities
Act of 1933 that is being offered to the public.
							x
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
							x
c. The securities were purchased at a price not more than the price paid by each other purchaser in the offering.
							x
d.   The underwriting was a firm commitment underwriting.
							X
e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
							x
f. The issuer of the securities and any predecessor has been in continuous operations for not less than three years.
							x
g     The amount of such securities purchased by the Fund and all investment companies advised by UBS Global AM or the Funds Sub-Adviser, if applicable, did not exceed 25% of the principal amount of the offering sold.
							x
h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sales.
							x
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.

Approved:  /s/ Chris Lewis			Date:  	8/24/04
Print Name: Chris Lewis

FORM 10f-3	FUND:  	UBS PACE Intermediate Fixed Income Investments
Adviser or Sub-Adviser:	Blackrock
1.	Issuer:  Citigroup

2.	Date of Purchase:  7/22/2004

3.	Date offering commenced:  7/22/2004

4.	Underwriters from whom purchased:  Citigroup Global Markets, Inc.

5.	"Affiliated Underwriter" managing or participating in
	syndicate:  UBS Securities LLC

6.	Aggregate principal amount or number of shares purchased: $365,000

7.	Aggregate principal amount or total number of shares of
	offering:  $1,000,000,000

8.	Purchase price (net of fees and expenses):  99.728

9.	Initial public offering price:  99.728

10.	Commission, spread or profit: 0.325%

11.  Have the following conditions been satisfied?	YES	NO
a.	The securities are part of an issue registered under the Securities
Act of 1933 that is being offered to the public.
							x
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
							x
c.    The securities were purchased at a price not more than the price paid by each other purchaser in the offering.
							x
d.   The underwriting was a firm commitment underwriting.
							X
e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
							x
f. The issuer of the securities and any predecessor has been in continuous operations for not less than three years.
							x
g     The amount of such securities purchased by the Fund and all investment companies advised by UBS Global AM or the Funds Sub-Adviser, if applicable, did not exceed 25% of the principal amount of the offering sold.
							x
h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sales.
							x
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.

Approved:  /s/ Chris Lewis			Date:  	8/24/04
Print Name:  Chris Lewis

FORM 10f-3	FUND:  	UBS PACE Municipal Fixed Income Investments
Adviser or Sub-Adviser:	Standish Mellon Asset Mgt.
1.	Issuer:  Puerto Rico Electric Power 5 1/2

2.	Date of Purchase:  8/13/2004

3.	Date offering commenced:  8/13/2004

4.	Underwriters from whom purchased:  JP Morgan Chase

5.	"Affiliated Underwriter" managing or participating in
	syndicate:  UBS

6.	Aggregate principal amount or number of shares
	purchased: $1,000,000

7.	Aggregate principal amount or total number of shares
	of offering:  $95,675,000

8.	Purchase price (net of fees and expenses):  111.523

9.	Initial public offering price:  111.523

10.	Commission, spread or profit:  1/2%          $5,000

11.  Have the following conditions been satisfied?	YES	NO
a.	The securities are part of an issue registered under the Securities
Act of 1933 that is being offered to the public.
							x
b.    The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
							x
c. The securities were purchased at a price not more than the price paid by each other purchaser in the offering.
							x
d.   The underwriting was a firm commitment underwriting.
							X
e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
							x
f. The issuer of the securities and any predecessor has been in continuous operations for not less than three years.
							x
g     The amount of such securities purchased by the Fund and all investment companies advised by UBS Global AM or the Funds Sub-Adviser, if applicable, did not exceed 25% of the principal amount of the offering sold.
							x
h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sales.
							X
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.

Approved:  /s/ Christine Todd			Date:  	9/20/04
Print Name:    Christine Todd





DC - 406537.1